SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 11, 2004

                              REPLIGEN CORPORATION
              (Exact name of registration as specified in charter)

     Delaware                        0-14656                     04-2729386
 (State or other                   (Commission                 (IRS Employer
 jurisdiction of                   File Number)              Identification No.)
 incorporation)

41 Seyon Street, Bldg. 1, Suite 100, Waltham, MA                    02453
    (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code (781) 250-0111


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         (Former name or former address, if changed since last report.)


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Item 12. Results of Operations and Financial Condition.

      On February 11, 2004, Repligen Corporation announced its financial results for the quarter ended December 31, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

      The information in this Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Repligen Corporation


Dated: February 11, 2004               By: /s/ Walter C. Herlihy
                                           ---------------------
                                           Walter C. Herlihy
                                           President and Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit No.                          Exhibit

99.1                  Press Release, dated February 11, 2004